Discontinued operations	12 Months Ended
Dec. 31, 2021
Discontinued Operations [Abstract]
Discontinued operations	Discontinued operations:
On October 14, 2020, the Corporation completed an agreement to sell the remaining UAV business assets of its subsidiary, Ballard Unmanned Systems, for gross cash proceeds of $1,000,000. Net proceeds from the sale were $988,000 after deducting for working capital adjustments and legal and other expenses, resulting in a gain on sale of these assets of $168,000.

The Ballard Unmanned Systems subsidiary has been classified and accounted for as a discontinued operation. The historic operating results of the UAV market for both 2021 and 2020 have been removed from continued operating results and are instead presented separately in the statement of comprehensive income (loss) as income (loss) from discontinued operations.
8.    Discontinued operations (cont'd):

Net income (loss) from discontinued operations for the years ended December 31, 2021 and 2020 is comprised of the following:

	2021	2020
Product and service revenues	$—	$262
Cost of product and service revenues	—	223
Gross margin	$—	$39

Total operating income (expenses)	164	(2,115)
Finance income and other	—	—
Gain (loss) on sale of assets	—	168
Net income (loss) from discontinued operations	$164	$(1,908)

Net cash flows from discontinued operations for the years ended December 31, 2021 and 2020 is as follows:

	2021	2020
Cash used in operating activities	$(113)	$(1,607)
Cash provided by investing activities	—	957
Cash used in financing activities	—	(20)
Cash used in discontinued operations	$(113)	$(670)